UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2011

NORTH BAY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54213
(Commission File Number)

83-0402389
(IRS Employer Identification No.)

2120 Bethel Road
Lansdale, Pennsylvania 19446
 (Address of principal executive offices and Zip Code)

(215) 661-1100
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.02                      Termination of a Material Definitive Agreement

Effective December 21, 2011, the Registrant (“North Bay”) has terminated the Fawn & Buck Option and Joint Venture Agreement (the “JV Agreement”) with Silver Quest Resources Ltd. (“Silver Quest”) dated October 15, 2009, as amended.

Pursuant to the terms of the JV Agreement, and as set forth in the Company's Quarterly Report on Form 10-Q filed with the United States Securities and Exchange Commission (“SEC”) on November 9, 2011, the Registrant, in accordance with the default provisions contained in Section 3.11 of the JV Agreement, served a notice of default to Silver Quest on October 17, 2011.  As the required sixty day period has now elapsed and the default has not been cured, the JV Agreement between North Bay and Silver Quest has been formally terminated, and Silver Quest has forfeited any and all rights to the Fawn and Buck mineral claims that were the subject of the JV Agreement. The Fawn and Buck claims were returned to North Bay on the effective date, and North Bay has regained its 100% undivided interest in the claims.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1
Fawn Property/Silver Quest Resources Ltd. Joint Venture Agreement, previously filed with the Company’s filing of Form S-1, SEC file number 333-164860, filed on February 11, 2010, and incorporated by this reference as an exhibit to this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH BAY RESOURCES INC.
(Registrant)

Dated: December 23, 2011	By:	/s/ Perry Leopold
Perry Leopold
Chief Executive Officer